EXHIBIT 99.1

C&F FINANCIAL CORPORATION

Friday, July 27, 2007

Contact:	Tom Cherry, Executive Vice President & CFO

(804) 843-2360

C&F Financial Corporation Announces

Second Quarter Earnings

West Point, Va., July 27, 2007—C&F Financial Corporation (NASDAQ: CFFI), the one-bank holding company for C&F Bank, today reported net income of $2.46 million, or 77 cents per share assuming dilution, for its second quarter ended June 30, 2007, compared with $3.73 million, or $1.14 per share assuming dilution, for the second quarter of 2006. Net income for the first six months of 2007 was $4.47 million, or $1.39 per share assuming dilution, compared with $6.25 million, or $1.91 per share assuming dilution, for the first six months of 2006.

Net income for the second quarter and the first six months of 2006 included $728,000, after taxes, or 22 cents per share assuming dilution, attributable to the recovery of past due interest and a reduction in the corporation’s loan loss allowance in connection with the pay-off of previously nonperforming loans of one commercial relationship. Excluding the after-tax effect of this loan pay-off, the corporation’s earnings were $3.00 million, or 92 cents per share assuming dilution, for the second quarter of 2006 and $5.52 million, or $1.69 per share assuming dilution, for the first half of 2006.

For the second quarter of 2007, on an annualized basis, the corporation’s return on average equity was 15.40 percent and its return on average assets was 1.34 percent, compared to 23.72 percent and 2.16 percent, respectively, for the second quarter of 2006, and compared to 19.09 percent and 1.73 percent for the second quarter of 2006, excluding the effect of the commercial loan pay-off in

C&F FINANCIAL CORPORATION

Friday, July 27, 2007

Contact:	Tom Cherry, Executive Vice President & CFO

(804) 843-2360

2006. For the first half of 2007, on an annualized basis, the corporation’s return on average equity was 13.69 percent and its return on average assets was 1.23 percent, compared to 20.25 percent and 1.84 percent, respectively, for the first half of 2006, and compared to 17.89 percent and 1.62 percent for the first half of 2006, excluding the effect of the commercial loan pay-off in 2006. The decline in these measures resulted from lower earnings in 2007, coupled with asset and equity growth.

As part of its capital management strategy, on July 17, 2007, the corporation’s board of directors authorized the purchase of up to 150,000 shares of C&F’s common stock over the next twelve months. This authorization replaces the authorization for the purchase of up to 150,000 shares approved by the board on November 3, 2006, under which a total of 149,855 shares were purchased.

“Net interest margin compression is continuing at the retail banking segment as rates on earning assets are stable while deposits are repricing at higher rates relative to their maturing rates,” said Larry Dillon, president and chief executive officer of C&F Financial Corporation. “The current interest rate environment, coupled with the ongoing softening in the housing market and increased competition, are resulting in lower demand at our mortgage banking segment for home mortgage loans and affecting margins in both the retail banking and mortgage banking segments. Net interest margin compression at the consumer finance segment has moderated because its earning assets carry fixed rates of interest and its cost of funds has stabilized.”

“In addition to net interest margin compression, the retail banking segment is incurring operating expenses associated with opening four new C&F Bank

C&F FINANCIAL CORPORATION

Friday, July 27, 2007

Contact:	Tom Cherry, Executive Vice President & CFO

(804) 843-2360

branches within a 15-month time period in 2006 and 2007,” continued Dillon. “Because these branches are not yet profitable, their costs will negatively impact our short-term profits; however, we expect they will contribute to the corporation’s long-term profitability. Similarly, the consumer finance segment has entered into new markets and strengthened its position in existing markets over the past 12 months resulting in an increase in overhead expenses.”

“The remainder of 2007 will be challenging from an earnings standpoint,” added Dillon. “However, we are confident that our investments in facilities, technology, new markets and people will enhance the corporation’s long-term profitability.”

Retail Banking Segment. Second quarter net income for C&F Bank was $997,000 in 2007 compared to $2.28 million in the second quarter of 2006, and compared to $1.55 million, excluding the effect of the commercial loan pay-off, in the second quarter of 2006. Net income for the first half of 2007 was $1.93 million compared to $3.64 million in the first half of 2006, and compared to $2.91 million, excluding the effect of the commercial loan pay-off, in the first half of 2006. The decline in earnings for 2007 included (1) the effects of margin compression and competition on net interest income, (2) the effects on operating expenses of the Peninsula and Richmond branch expansions and the operations center relocation, (3) higher operational and administrative personnel costs to support growth, and (4) the recognition of compensation expense, in accordance with accounting principles effective in 2006, in connection with the corporation’s issuance of stock options and restricted stock.

C&F FINANCIAL CORPORATION

Friday, July 27, 2007

Contact:	Tom Cherry, Executive Vice President & CFO

(804) 843-2360

Mortgage Banking Segment. Second quarter net income for C&F Mortgage Corporation was $610,000 in 2007 compared to $613,000 in the second quarter of 2006. Net income for the first half of 2007 was $957,000 compared to $1.06 million in the first half of 2006. The decline in earnings for 2007 included the effects of the slowdown in the housing market on loan origination volume, which declined 3.43 percent and 5.17 percent in the second quarter and the first half, respectively, of 2007. In addition, the mortgage banking segment incurred higher operating expenses in 2007 related to new offices and higher business development costs in order to generate more loan production.

Consumer Finance Segment. Second quarter net income for C&F Finance Company was $770,000 in 2007 compared to $813,000 in the second quarter of 2006. Net income for the first half of 2007 was $1.50 million compared to $1.51 million in the first half of 2006. The slight decline in earnings for 2007 resulted from an increase in the provision for loan losses resulting from higher net charge-offs and higher operating expenses to support growth in new and existing markets. The increase in net charge-offs during 2007 was attributable to a decline in the recovery rate on the sale of repossessed vehicles, coupled with an increase in the number of vehicles repossessed in 2007 and an increasing average balance per loan originated over the last couple of years.

About C&F Financial Corporation. C&F Financial Corporation’s stock is listed for trading on The Nasdaq Stock Market under the symbol CFFI. The stock closed at a price of $40.76 per share on Thursday, July 26, 2007. At June 30, 2007, the book value of the corporation was $21.03 per share, and the corporation declared a dividend of 31 cents per share during the second quarter of 2007. The corporation’s market makers include Advest, Inc., Davenport & Company LLC, FTN Financial Securities Corp., McKinnon & Company and Scott & Stringfellow, Inc.

C&F FINANCIAL CORPORATION

Friday, July 27, 2007

Contact:	Tom Cherry, Executive Vice President & CFO

(804) 843-2360

C&F Bank operates 18 retail bank branches located throughout the Newport News to Richmond corridor in Virginia and offers full investment services through its subsidiary C&F Investment Services, Inc. C&F Mortgage Corporation provides mortgage and title services through 24 offices located in Virginia, Maryland, North Carolina, Delaware, Pennsylvania and New Jersey. C&F Finance Company provides automobile loans principally in Virginia, Tennessee, Maryland, North Carolina, Ohio, Kentucky and West Virginia through its offices in Richmond, Roanoke and Hampton, Virginia and in Nashville, Tennessee.

Additional information regarding the corporation’s products and services, as well as access to its filings with the Securities and Exchange Commission, are available on the corporation’s web site at http://www.cffc.com.

Use of Certain Non-GAAP Financial Measures. In addition to results presented in accordance with United States generally accepted accounting principles (GAAP), this earnings release includes certain non-GAAP financial measures for the second quarter and the first half of 2006, which are reconciled to their equivalent GAAP financial measures below. Management believes these non-GAAP financial measures for 2006 provide information useful to investors in understanding the corporation’s performance trends and facilitate comparisons with its peers. Specifically, management believes the exclusion of a significant recovery of income recognized in a single accounting period permits a comparison of results for ongoing business operations, and it is on this basis that management internally assesses the corporation’s performance and establishes goals for future periods.

C&F FINANCIAL CORPORATION

Friday, July 27, 2007

Contact:	Tom Cherry, Executive Vice President & CFO

(804) 843-2360

Although the corporation’s management believes the non-GAAP financial measures presented in this earnings release enhance investors’ understandings of its performance, these non-GAAP financial measures should not be considered an alternative to GAAP-basis financial statements.

Forward-Looking Statements. The statements contained in this earnings release that are not historical facts may constitute “forward-looking statements” as defined by the federal securities laws. These statements may address issues that involve estimates and assumptions made by management, risks and uncertainties, and actual results could differ materially from historical results or those anticipated by such statements. Factors that could have a material adverse effect on the operations and future prospects of the corporation include, but are not limited to, changes in: (1) interest rates, (2) general economic conditions, (3) demand for loan products, (4) the legislative/regulatory climate, (5) monetary and fiscal policies of the U.S. Government, including policies of the U.S. Treasury and the Federal Reserve Board, (6) the quality or composition of the loan or investment portfolios, (7) deposit flows, (8) competition, (9) demand for financial services in the corporation’s market area, (10) technology, (11) reliance on third parties for key services, (12) the real estate market, (13) the corporation’s expansion and technology initiatives, and (14) accounting principles, policies and guidelines. These risks and uncertainties should be considered in evaluating the forward-looking statements contained herein, and readers are cautioned not to place undue reliance on such statements, which speak only as of the date of this release.

C&F FINANCIAL CORPORATION

Friday, July 27, 2007

Contact:	Tom Cherry, Executive Vice President & CFO

(804) 843-2360

Selected Financial Information

(in thousands, except for share and per share data)

Balance Sheets

		6/30/07	12/31/06	6/30/06
Interest-bearing deposits with other banks		$4,551	$17,010	$9,920
Investment securities - available for sale at fair value		71,698	67,584	64,517
Loans held for sale, net		44,294	53,504	57,034
Loans, net		551,437	517,843	499,447
Federal Home Loan Bank stock		2,014	2,093	2,678
Total assets		754,125	734,468	715,671
Deposits		553,473	532,835	511,005
Borrowings		120,775	115,056	123,333
Shareholders’ equity		64,170	68,006	63,723

Statements of Income
	For The Quarter Ended		For The Six Months Ended
	6/30/07	6/30/06	6/30/07	6/30/06
Interest income	$15,970	$15,050	$31,269	$28,543
Interest expense	5,729	4,543	11,118	8,476
Provision for loan losses (1)	1,490	825	2,890	2,100
Other operating income:
Gains on sales of loans	4,439	4,256	8,067	8,119
Other	2,723	2,626	4,893	4,749
Other operating expenses:
Salaries and employee benefits	7,903	7,153	15,205	14,102
Other	4,480	3,986	8,660	7,667
Income tax expense	1,068	1,699	1,883	2,814
Net income	2,462	3,726	4,473	6,252
Earnings per common share - assuming dilution	0.77	1.14	1.39	1.91
Earnings per common share - basic	0.81	1.18	1.45	1.99

Segment Information
	For The Quarter Ended		For The Six Months Ended
	6/30/07	6/30/06	6/30/07	6/30/06
Net income - Retail Banking	$997	$2,282	$1,930	$3,636
Net income - Mortgage Banking	610	613	957	1,064
Net income - Consumer Finance	770	813	1,499	1,514
Net income - Other and Eliminations	85	18	87	38
Mortgage loan originations - Mortgage Banking	253,316	262,316	451,974	476,608
Mortgage loans sold - Mortgage Banking	254,470	250,752	461,184	459,251

C&F FINANCIAL CORPORATION

Friday, July 27, 2007

Contact:	Tom Cherry, Executive Vice President & CFO

(804) 843-2360

Average Balances

	For The Quarter Ended		For The Six Months Ended
	6/30/07	6/30/06	6/30/07	6/30/06
Investment securities	$71,345	$67,855	$69,815	$67,247
Loans held for sale	47,629	39,913	38,997	40,322
Loans	547,563	510,203	539,078	500,518
Interest-bearing deposits in other banks	4,478	11,906	15,686	11,674
Total earning assets	671,015	629,877	663,576	619,761

Time, checking and savings deposits	446,614	409,597	446,567	409,477
Borrowings	126,852	127,374	121,241	119,732
Total interest-bearing liabilities	573,466	536,971	567,808	529,209
Demand deposits	84,300	77,627	82,521	75,799
Shareholders’ equity	63,948	62,824	65,350	61,763

Asset Quality

Retail and Mortgage Banking Segments		6/30/07	12/31/06	6/30/06
Nonperforming assets*		$773	$955	$1,104
Accruing loans** past due for 90 days or more		$1,568	$1,629	$3,739
Total loans**		$418,335	$399,195	$391,722
Allowance for loan losses		$4,301	$4,326	$4,403
Nonperforming assets* to loans**		0.18%	0.24%	0.28%
Allowance for loan losses to loans**		1.03%	1.08%	1.12%
Allowance for loan losses to nonperforming assets*		556.40%	452.98%	398.82%

*	Nonperforming assets consist solely of nonaccrual loans for each period presented.
**	Loans exclude Consumer Finance segment loans presented below.

Consumer Finance Segment	6/30/07	12/31/06	6/30/06
Nonaccrual loans	$712	$880	$642
Accruing loans past due for 90 days or more	$10	$8	$32
Total loans	$147,931	$132,864	$121,315
Allowance for loan losses	$10,528	$9,890	$9,187
Nonaccrual consumer finance loans to total consumer finance loans	0.48%	0.66%	0.53%
Allowance for loan losses to total consumer finance loans	7.12%	7.44%	7.57%

C&F FINANCIAL CORPORATION

Friday, July 27, 2007

Contact:	Tom Cherry, Executive Vice President & CFO

(804) 843-2360

Other Data and Ratios

	As Of and For The Quarter Ended		As Of and For The Six Months Ended
	6/30/07	6/30/06	6/30/07	6/30/06
Annualized return on average assets	1.34%	2.16%	1.23%	1.84%
Annualized return on average equity	15.40%	23.72%	13.69%	20.25%
Dividends declared per share	$0.31	$0.29	$0.62	$0.56
Shares purchased	43,820	10,502	149,720	12,022
Average price of purchased shares	$42.11	$39.07	$41.59	$39.13
Weighted average shares outstanding - assuming dilution	3,185,113	3,275,074	3,213,597	3,274,768
Weighted average shares outstanding - basic	3,053,550	3,150,352	3,079,506	3,149,496
Market value per share at period end	$40.98	$39.00	$40.98	$39.00
Book value per share at period end	$21.03	$20.23	$21.03	$20.23
Price to book value ratio at period end	1.95	1.93	1.95	1.93
Price to earnings ratio at period end (ttm)	12.89	10.37	12.89	10.37

Note to Selected Financial Information

(1)

Included in the provision for loan losses is $1,450,000 and $1,075,000 for the quarters ended June 30, 2007 and 2006, respectively, and $2,850,000 and $2,350,000 for the six months ended June 30, 2007 and 2006, respectively, attributable to the consumer finance segment.

C&F FINANCIAL CORPORATION

Friday, July 27, 2007

Contact:	Tom Cherry, Executive Vice President & CFO

(804) 843-2360

Reconciliation of Certain Non-GAAP Financial Measures

(in thousands, except for per share data)

		For The Quarter Ended		For The Six Months Ended
	*	6/30/07	6/30/06	6/30/07	6/30/06
Net Income and Earnings Per Share

Net income (GAAP)	A	$2,462	$3,726	$4,473	$6,252
Nonaccrual and default interest attributable to loan transaction, net of income taxes (GAAP)		—	(565)	—	(565)
Reduction in loan loss allowance attributable to loan transaction, net of income taxes (GAAP)		—	(163)	—	(163)

Net income, excluding nonaccrual and default interest and reduction in loan loss allowance attributable to loan transaction	B	$2,462	$2,998	$4,473	$5,524

Weighted average shares - assuming dilution (GAAP)	C	3,185	3,275	3,214	3,275
Weighted average shares - basic (GAAP)	D	3,054	3,150	3,080	3,149

Earnings per share - assuming dilution
GAAP	A/C	$0.77	$1.14	$1.39	$1.91
Excluding nonaccrual and default interest and reduction in loan loss allowance attributable to loan transaction	B/C	$0.77	$0.92	$1.39	$1.69

Earnings per share - basic
GAAP	A/D	$0.81	$1.18	$1.45	$1.99
Excluding nonaccrual and default interest and reduction in loan loss allowance attributable to loan transaction	B/D	$0.81	$0.95	$1.45	$1.75

Annualized Return on Average Assets

Average assets (GAAP)	E	$734,802	$691,600	$727,955	$681,210

Annualized return on average assets
GAAP	(A/E)*4	1.34%	2.16%
GAAP	(A/E)*2			1.23%	1.84%
Excluding nonaccrual and default interest and reduction in loan loss allowance attributable to loan transaction	(B/E)*4	1.34%	1.73%
Excluding nonaccrual and default interest and reduction in loan loss allowance attributable to loan transaction	(B/E)*2			1.23%	1.62%

Annualized Return on Average Equity

Average equity (GAAP)	F	$63,948	$62,824	$65,350	$61,763

Annualized return on average equity
GAAP	(A/F)*4	15.40%	23.72%
GAAP	(A/F)*2			13.69%	20.25%
Excluding nonaccrual and default interest and reduction in loan loss allowance attributable to loan transaction	(B/F)*4	15.40%	19.09%
Excluding nonaccrual and default interest and reduction in loan loss allowance attributable to loan transaction	(B/F)*2			13.69%	17.89%

C&F FINANCIAL CORPORATION

Friday, July 27, 2007

Contact:	Tom Cherry, Executive Vice President & CFO

(804) 843-2360

		For The Quarter Ended		For The Six Months Ended
	*	6/30/07	6/30/06	6/30/07	6/30/06
Retail Banking Segment Net Income

Net income (GAAP)		$997	$2,282	$1,930	$3,636
Nonaccrual and default interest attributable to loan transaction, net of income taxes (GAAP)		—	(565)	—	(565)
Reduction in loan loss allowance attributable to loan transaction, net of income taxes (GAAP)		—	(163)	—	(163)

Net income, excluding nonaccrual and default interest and reduction in loan loss allowance attributable to loan transaction		$997	$1,554	$1,930	$2,908

*	The letters included in this column are provided to show how the various ratios presented in the Reconciliation of Certain Non-GAAP Financial Measures are calculated.

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